UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 17, 2008


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

        1-5721                                            13-2615557
(Commission File Number)                       (IRS Employer Identification No.)

315 PARK AVENUE SOUTH, NEW YORK, NEW YORK                   10010
 (Address of Principal Executive Offices)                 (Zip Code)

                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

      (e) The information set forth in response to Item 9.01 (c) is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

      (c)   Exhibits

      10.1  Information Concerning Executive Compensation.




















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



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 24, 2008

                                        LEUCADIA NATIONAL CORPORATION


                                        By:   /s/ Joseph A. Orlando
                                            ------------------------------------
                                            Name:  Joseph A. Orlando
                                            Title: Vice President and Chief
                                                   Financial Officer


















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



                                  Exhibit Index

Item 9.01.  Financial Statements and Exhibits

      (c)   Exhibits

      10.1  Information Concerning Executive Compensation.






















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